EXHIBIT 10.9(b)

AMENDMENT NO. 5

TO

ESCROW AGREEMENT

WHEREAS, THE BANK OF NEW YORK, a New York banking corporation (the “Escrow Agent”), Ceres Managed Futures LLC (formerly Demeter Management LLC), a Delaware limited liability company (the “General Partner”), and MORGAN STANLEY SMITH BARNEY LLC, a Delaware limited liability company (the “Selling Agent”), have agreed to amend the Escrow Agreement, dated as of the 25th day of July, 2007 (the “Original Escrow Agreement”), as amended by Amendment to No. 1 to the Original Escrow Agreement, dated as of the 1st day of January, 2009 and by Amendment to No. 2 to the Original Escrow Agreement, dated as of the 13th day of October, 2009, by Amendment to No. 3 to the Original Escrow Agreement, dated as of the 1st day of September, 2010 and by Amendment to No. 4 to the Original Escrow Agreement, dated as of the 17th day of May, 2012 (together, with Original Escrow Agreement, the “Escrow Agreement”) among the Escrow Agent, the General Partner, and the Selling Agent, to revise Exhibit A thereto.

WHEREAS, all provisions contained in the Escrow Agreement remain in full force and effect and are modified only to the extent necessary to provide for the amendments set forth below.

NOW, THEREFORE, the parties hereto hereby amend the Escrow Agreement as follows:

1. Exhibit A to the Escrow Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto.

2. The foregoing amendment shall take effect as of the 4th day of October, 2012.

3. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

4. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same agreement.

5. Each of the parties represents and warrants to the others that it has full authority to enter into this Amendment upon the term and conditions hereof and that the individual executing this Amendment on its behalf has the requisite authority to being the parties to this Amendment.

IN WITNESS WHEREOF, this Amendment to the Escrow Agreement has been executed for and on behalf of the undersigned as of the 4th day of October 2012.

CERES MANAGED FUTURES LLC

By:	/s/ Walter Davis
Name: Walter Davis
Title: President

MORGAN STANLEY SMITH BARNEY LLC

By:	/s/ Walter Davis
Name: Walter Davis
Title: Managing Director

THE BANK OF NEW YORK as Escrow Agent

By:	/s/ Thomas Hacker
Name: Thomas Hacker
Title: Vice President

EXHIBIT A

List of Partnerships

(as of October 2011)

BHM Discretionary Futures Fund L.P. — A

BHM Discretionary Futures Fund L.P. — B

Managed Futures Charter Graham L.P. — A

Managed Futures Charter Graham L.P. — B

Morgan Stanley Managed Futures HV, L.P. — A

Morgan Stanley Managed Futures HV, L.P. — B

Morgan Stanley Managed Futures LV, L.P. — A

Morgan Stanley Managed Futures LV, L.P. — B

Morgan Stanley Managed Futures MV, L.P. — A

Morgan Stanley Managed Futures MV, L.P. — B

LSB Futures Funds

-AAA ARC Energy Feeder Fund L.P.

-Abington Futures Fund L.P.

-Bristol Energy Fund L.P.

-Commodity Advisors Futures Fund L.P.

-Emerging CTA Portfolio Fund L.P.

-Orion Futures Fund L.P.

-Orion Futures Fund Ltd.

-Potomac Futures Fund L.P.

-Tactical Diversified Futures Fund L.P.

-Tidewater Futures Fund L.P.

-Warring Futures Fund L.P.

-Westport Futures Fund L.P.

Managed Futures Premier Rotterdam L.P.

Managed Futures Premier Altis L.P.

Managed Futures Premier Man-AHL L.P.

AAA ARC Energy Feeder Fund L.P.

Managed Futures Premier Aventis L.P.